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                             RS INVESTMENT TRUST

                            PROSPECTUS SUPPLEMENT
                       TO PROSPECTUS DATED MAY 1, 2002

RS PARTNERS FUND

MARKET CAPITALIZATION. The first sentence under the caption "Principal Investment Strategies" on page 26 of the Prospectus is revised to read as follows: "The Fund invests primarily in equity securities of companies with market capitalizations of up to $2 billion that RS Investments believes are undervalued."

CHANGE IN MANAGEMENT FEE. The management fee paid by the RS Partners Fund has been reduced from 1.25% to 1.00%. Accordingly, the information regarding the RS Partners Fund in the table entitled "Fees and Expenses" on page 28 of the Prospectus is revised to read as follows:

Management Fees                                            1.14%*
Distribution (12b-1) Fees                                  0.25%
Other Expenses                                             0.54%
                                                           -------
Total Annual Fund Operating Expenses                       1.93%
Fee Waiver and/or Expense Limitations                      0.05%**
                                                           -------
Net Expenses                                               1.88%**

*Includes amounts of expense reimbursements or fee waivers by RS Investments in prior years to be recouped by RS Investments during the current year.

**The Net Expenses shown above show the effect of an expense limitation, imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc., on Total Annual Fund Operating Expenses.

The information regarding the RS Partners Fund in the table entitled "Example of Annual Fund Operating Expenses" on page 29 of the Prospectus is revised to read as follows:

                           1 Year        3 Years      5 Years       10 Years
RS Partners Fund            $191          $601         $1,036        $2,241


RS MIDCAP OPPORTUNITIES FUND

The following is added in the section entitled "Portfolio Managers" on page 38 of the Prospectus:

"JAY SHERWOOD has been named co-portfolio manager of the RS MIDCAP OPPORTUNITIES FUND effective January 1, 2003. Mr. Sherwood has served as an analyst in the growth equities group of RS Investments since 1995; before joining RS Investments he obtained his CPA at Deloitte & Touche. Mr. Sherwood holds a B.A. in economics and business from the University of California at Los Angeles, and is a Chartered Financial Analyst."


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RS AGGRESSIVE GROWTH FUND

Shares of the RS Aggressive Growth Fund are no longer being offered.

January 24, 2003